UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 28, 2011

Active Power, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30939	74-2961657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12
Austin, Texas 78758
(Address of principal executive offices, including zip code)

(512) 836-6464
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 28, 2011, Active Power, Inc. (the “Company”) will post to its website certain financial information relating to megawatts of critical power delivered to its customers during the fiscal year ended December 31, 2009, each of the four quarters of the fiscal year ended December 31, 2010, and the first quarter of the fiscal year ending December 31, 2011.  A copy of this information is filed herewith as Exhibit 99.1 and is incorporated by reference herein.  This information will be available under “Financial Reports” in the “Investor Relations” section of the Company’s website at www.activepower.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Supplemental Financial Information of Active Power, Inc. dated April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Date: April 28, 2011	By:	/s/ John Penver
John Penver Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Supplemental Financial Information of Active Power, Inc. dated April 28, 2011.